                                                         EXHIBIT 10(k)(4)(a)(ii)

THIS INSTRUMENT PREPARED BY,
AND FOLLOWING RECORDING RETURN TO:

Alan C. Sheppard, Jr., Esq.
LeBoeuf, Lamb, Greene & MacRae, L.L.P.
50 North Laura Street, Suite 2800
Jacksonville, Florida  32202







                      DEED OF TRUST AND SECURITY AGREEMENT

                                      FROM

                               KOGER EQUITY, INC.

                                       TO


                                  TRESTE, INC.,
                                   AS TRUSTEE



                         Dated as of December 29, 1997






                                        State:            North Carolina
                                        Section:
                                        Township:
                                        Range:
                                        County:           Mecklenburg
                                        Tax I.D.:

                      DEED OF TRUST AND SECURITY AGREEMENT

         THIS DEED OF TRUST AND SECURITY AGREEMENT (this "Indenture"), dated as of December 29, 1997, from

KOGER EQUITY, INC., a Florida corporation ("Borrower"), whose mailing address is 3986 Boulevard Center Drive, Suite 101, Jacksonville, Florida 32207 Attention:
J.C. Teagle., President,

to

TRESTE, INC., a Virginia corporation authorized to do business in North Carolina ("Trustee") having an address c/o First Union National Bank of North Carolina, a national banking association, 301 South College Street, Charlotte, North Carolina 28288, as trustee for the benefit of FIRST UNION NATIONAL BANK F/K/A FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association ("FUNB"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a New York banking corporation ("MGT"), AMSOUTH BANK, a state banking corporation ("AmSouth"), and GUARANTY FEDERAL BANK F.S.B., a federal savings bank ("GFB") (FUNB, MGT, AmSouth and GFB together being referred to as "Beneficiary"). For purposes of notices permitted or required to be given hereunder, FUNB's mailing address is One First Union Center, 301 South College Street, Charlotte, North Carolina 28288 Attention:
First Union Capital Markets Group, MGT's mailing address is 60 Wall Street, New York, New York 10260 Attention: _____________________, AmSouth's mailing address is 51 West Bay Street, Jacksonville, Florida 32247-0788 Attention: Brian Coffee, and GFB's mailing address is 8333 Douglas Avenue, Dallas, Texas 75225 Attention:
Roger Davis.

Capitalized terms not otherwise defined herein are defined in Article I.

                              W I T N E S S E T H :

         THIS INDENTURE WITNESSETH, that to secure (A) the payment, performance and observance of all obligations of Borrower and all indebtedness heretofore or hereafter from time to time advanced under the Loan Agreement and the payment of any and all other indebtedness which this Indenture by its terms secures including, without limitation, the payment of principal and interest on the Notes which shall (1) be payable to Beneficiary, (2) be payable in full not later than April 6, 1999, or such later date as may be established by an extension of the Maturity Date (as defined in the Loan Agreement) pursuant to
Section 2.3 of the Loan Agreement, and (3) bear interest at a floating rate as set forth in Section 2.6 of the Loan Agreement; provided, that the maximum aggregate principal amount of indebtedness secured hereby, other


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



than for advances made pursuant to Article XXIV, Paragraph 24 hereof, shall in no event exceed $100,000,000.00 (the "Indebtedness") and (B) the performance of the covenants and agreements contained herein and in the Loan Agreement, in consideration of the aforesaid Indebtedness and the trust referred to and created below, Borrower hereby irrevocably grants, bargains and sells, conveys, transfers, assigns, sets over, mortgages, hypothecates, pledges and grants to Trustee and its successors and assigns IN TRUST WITH POWER OF SALE in and to all of Borrower's right, title and interest in the following property and rights whether now owned or hereafter acquired by Borrower (collectively, the "Property"):

                  (i)      the Land;

                  (ii) all buildings, structures and other improvements presently situated or hereafter constructed on the Land (collectively, the "Improvements");

                  (iii) all rights, privileges, tenements, hereditaments, rights of way, easements, rights and appurtenances belonging to or in any way relating to either the Land or the Improvements;

                  (iv) all fixtures, machinery, equipment and other personal property of all types owned by Borrower now or hereafter affixed to and used in connection with the operation of the Land and Improvements, together with all additions and accessions thereto, substitutions therefor and replacements (collectively, the "Fixtures");

                  (v) all awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Land, the Improvements or the Fixtures, whether from the exercise of the right of eminent domain (including but not limited to any transfer made in lieu of or in anticipation of the exercise of said right), or for a change of grade of any street, or for any other injury to or decrease in the value of Borrower's rights, title or interest in and to the Land, the Improvements or the Fixtures;

                  (vi) all leases and other agreements affecting the use, enjoyment or occupancy of the Land, the Improvements or the Fixtures now or hereafter entered into (the "Leases") and rents, revenues, issues and profits from the Land, the Improvements or the Fixtures (the "Rents") and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Indebtedness;

                  (vii) all proceeds of and any unearned premiums on any insurance policies covering the Land, the Improvements or the Fixtures, including, without


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



limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Land, the Improvements or the Fixtures; and

                  (viii) the right, in the name and on behalf of Borrower, to appear in and defend any action or proceeding brought with respect to Borrower's right, title or interest in and to the Land, the Improvements or the Fixtures and to commence any action or proceeding to protect the interest of Beneficiary in the Land, the Improvements or the Fixtures;

         TO HAVE AND TO HOLD the Property unto Trustee and its successors and assigns, forever; IN TRUST NEVERTHELESS to its own proper use and benefit forever, upon the terms and trusts herein set forth for the benefit and security of Beneficiary.

         This Indenture is a deed of trust of real property and a security agreement covering the Fixtures under the Uniform Commercial Code of the State. Upon the occurrence of an Event of Default, Trustee and Beneficiary shall, in addition to other rights and remedies granted to them, have all the rights granted to secured parties pursuant to the Uniform Commercial Code of the State.

         Borrower, for itself and for its successors and assigns, covenants and agrees with Trustee and with Beneficiary as follows:

                                    ARTICLE I

         1. Definitions. As used in this Indenture, the following capitalized terms have the respective meanings set after them, such definitions to be applicable equally to the singular and plural forms of such terms:

         "AmSouth" shall mean AmSouth Bank, a state banking corporation.

         "Beneficiary" shall have the meaning assigned to such term in the introductory paragraph of this Indenture.

         "Borrower" shall have the meaning assigned to such term in the introductory paragraph of this Indenture.

         "Default" shall mean any condition or event which constitutes or which would constitute an Event of Default either with or without notice or lapse of time, or both.

         "Default Rate" shall have the meaning assigned to such term in the Loan Agreement.


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




         "Event of Default" shall have the meaning assigned to such term in
Article V of this Indenture.

         "FUNB" shall mean First Union National Bank f/k/a First Union National Bank of Florida, a national banking association.

         "Fixtures" shall have the meaning assigned to such term in clause (iv) of the Granting Clause of this Indenture.

         "GFB" shall mean Guaranty Federal Bank F.S.B., a federal savings bank.

         "Governmental Requirements" shall have the meaning assigned to such term in the Loan Agreement.

         "Impositions" shall mean, collectively, all taxes of every kind and nature (including real and personal property, income withholding, profits and gross receipts taxes), all charges for any easement or agreement maintained for the benefit of any of the Property, all general and special assessments, levies, permits, inspection and license fees, all water and sewer rents and other utility charges, all ground rents, and all other public charges whether of a like or different nature, even if unforeseen or extraordinary, imposed upon or assessed against Borrower, Beneficiary or any portion of the Property as a result of or arising in respect of the acquisition, occupancy, leasing, use or possession thereof, or any activity conducted on the Property (including, without limitation, any gross income tax, sales tax or excise tax levied by any governmental body on or with respect to the Rents).

         "Improvements" shall have the meaning assigned to such term in clause
(ii) of the Granting Clause of this Indenture.

         "Indebtedness" shall have the meaning assigned to such term in the Granting Clause of this Indenture.

         "Indenture" shall mean this Deed of Trust and Security Agreement.

         "Land" shall mean those certain parcels of real property located in the County of Mecklenburg, State of North Carolina, as more particularly described on Exhibit A attached hereto and incorporated herein.

         "Leases" shall have the meaning assigned to such term in clause (vi) of the Granting Clause of this Indenture.


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




         "Loan Agreement" shall mean that certain Amended and Restated Revolving Credit Loan Agreement dated as of December 29 , 1997 between Borrower and Beneficiary.

         "MGT" shall mean Morgan Guaranty Trust Company of New York, a New York banking corporation.

         "Notes" shall mean collectively (i) the Substitution Revolving Promissory Note dated as of even date herewith made by Borrower payable to the order of FUNB in the principal amount of $35,000,000, (ii) the Substitution Revolving Promissory Note dated as of even date herewith made by Borrower payable to the order of MGT in the principal amount of $15,000,000, (iii) the Revolving Promissory Note dated as of even date herewith made by Borrower payable to the order of AmSouth in the original principal amount of $25,000,000, and (iv) the Revolving Promissory Note dated as of even date herewith made by Borrower payable to the order of GFB in the original principal amount of $25,000,000.

         "Other Indenture" shall mean any mortgage, deed to secure debt, or deed of trust given by Borrower to or in favor of Trustee or Beneficiary to secure the Indebtedness, other than this Indenture.

         "Permitted Encumbrances" shall mean those covenants, restrictions, reservations, liens, conditions and easements listed as exceptions to title as set forth on Exhibit B attached hereto and incorporated herein.

         "Person" shall mean any corporation, natural person, joint venture, partnership, business trust, joint stock company, trust, unincorporated organization, government or any department, agency or political subdivision thereof.

         "Property" shall have the meaning assigned to such term in the Granting Clause of this Indenture.

         "Rents" shall have the meaning assigned to such term in clause (vi) of the Granting Clause of this Indenture.

         "State" shall mean the State of North Carolina.

         "Taking" shall mean a taking or voluntary conveyance during the term hereof of all or part of the Property, or any interest therein or right accruing thereto or use thereof, as the result of or in lieu or in anticipation of the exercise of the right of condemnation or eminent domain.


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




         "Trustee" shall have the meaning assigned to such term in the introductory paragraph of this Indenture.

                                   ARTICLE II

         2. Representations and Warranties. Borrower represents and warrants to Trustee for the benefit of Beneficiary that (a) it has full power, authority and legal right to execute and deliver this Indenture and to grant a first deed of trust of the Property, (b) it holds good and marketable fee simple title to the Land and good and marketable title to the balance of the Property,
(c) this Indenture constitutes a valid first deed of trust of the Property, subject to the Permitted Encumbrances, and (d) the Leases are in full force and effect in accordance with their respective terms, have not been canceled or modified, and have not been assigned or encumbered except to Beneficiary pursuant to this Indenture and the Loan Agreement, and, to the best of Borrower's knowledge, no default exists under the Leases. Borrower, at its expense, will warrant to Trustee and to Beneficiary and will defend its title to the Property and the lien thereon created by this Indenture against all claims and demands, and will maintain and preserve such lien so long as the Indebtedness secured by this Indenture remains outstanding, subject, however, to the Permitted Encumbrances.

                                   ARTICLE III

         3. Affirmative Covenants. Until this Indenture and the lien created hereby shall terminate in accordance with Article XVIII, Borrower shall comply with the following covenants:

         (a) Recordation, Filing, Etc. At all times cause this Indenture and each amendment or modification hereof or supplement hereto (and such financing statements covering the Property under the Uniform Commercial Code as in effect in the State as may be necessary or appropriate) to be recorded, registered and filed and kept recorded, registered and filed in such manner and in such places as appropriate, and comply with all applicable statutes and regulations, in order to establish, preserve and protect the lien of this Indenture as a first lien on the Property and the rights of Trustee and Beneficiary hereunder. Borrower shall pay, or shall cause to be paid, all taxes, fees and other charges incurred in connection with such recording, registration, filing and compliance.

         (b) Maintenance and Repairs. Keep and maintain the Property in good order, repair and operating condition (ordinary wear and tear excepted) and make all repairs and replacements necessary to that end.

         (c) Payment of Impositions and Utility Charges. Pay all Impositions while the same may be paid without fine, penalty, interest or additional cost, unless the same shall be contested in good faith and by appropriate proceedings by Borrower in the manner permitted by the Loan Agreement. Any Impositions which are payable in installments may be paid in installments provided that the Borrower is otherwise in compliance with the Loan Agreement. Upon the written request of Beneficiary from time to time, Borrower will furnish to Beneficiary official receipts or other satisfactory proof evidencing such payments. In addition, Borrower will pay all utility charges as required by the Loan Agreement. Borrower shall not be entitled to any credit on the Indebtedness, by reason of the payment of any Imposition or utility charges or any part thereof.

         (d) Compliance with Governmental Requirements. Promptly (i) comply with all Governmental Requirements unless the same shall be contested in good faith and by appropriate proceedings by Borrower in the manner permitted by the Loan Agreement, and (ii) procure, maintain and comply with all licenses or other authorizations required for any use of the Property then being made, and for the proper erection, installation, operation, repair and maintenance of the Improvement and the Fixtures, or any part of either thereof.

         (e) Insurance. Maintain insurance of the types and in the amounts required by, and otherwise complying with the Loan Agreement and promptly deliver, or cause to be promptly delivered, to Beneficiary any certificates or evidence of such insurance as required under the Loan Agreement.

         (f) Damage, Destruction or Taking. In the event of any damage, destruction or Taking affecting all or any portion of the Property, Borrower shall give immediate written and oral notice thereof to Beneficiary and Trustee and proceed in accordance with the terms of the Loan Agreement. In case of any such material damage, destruction or Taking, Beneficiary shall be entitled to hold all insurance proceeds, payments or awards on account thereof, to the same extent Borrower would be entitled thereto under the Loan Agreement, and Borrower hereby irrevocably assigns to Beneficiary all of its rights to any such insurance proceeds, payments or awards. With respect to a Taking, and in accordance with its obligations under the Loan Agreement, Borrower will file or prosecute or will cause to be filed or prosecuted in good faith and with due diligence what would otherwise be its claim for any such award or payment and cause the same to be collected and paid over to Beneficiary. At the sole cost and expense of Borrower, Beneficiary may elect to monitor or participate in, and if reasonably necessary, may hire independent legal counsel to represent Beneficiary in connection with, any claim or the claims payment process. Borrower will pay or cause to be paid all costs and expenses reasonably incurred in connection with any Taking and the seeking and obtaining of any award or payment in respect thereof. Unless an Event of Default shall have occurred under the Loan Agreement, all sums so received by Beneficiary shall be applied in accordance with the provisions of the Loan Agreement.

         (g) Notification of Default, Etc. Promptly after obtaining knowledge thereof, notify Trustee and Beneficiary of any Default hereunder or under the Loan Agreement or of any action or proceeding materially and adversely affecting the Property.

                                   ARTICLE IV

         4. Negative Covenants. Without the prior written consent of Beneficiary, Borrower will not directly or indirectly create or permit to be created or to remain and will discharge or will cause to be discharged any mortgage, charge, lien or encumbrance on, or attachment or pledge of, or conditional sale or other title retention agreement with respect to, the Property or any part thereof, its interest or the interests of Trustee and Beneficiary therein, or the Rents or other sums payable pursuant to the Leases, except (i) this Indenture, (ii) the Permitted Encumbrances, (iii) easements, restrictions, liens, charges and other encumbrances permitted by the Loan Agreement, (iv) liens being contested in good faith and by appropriate proceedings in the manner permitted by the Loan Agreement, and (v) liens arising out of or created by any statute, the discharge of which cannot under the terms of such statute at the particular time be effected by Borrower; provided, however, that any such statutory liens will promptly be discharged as and when such discharge is possible or permissible. Borrower shall have the right to grant, without the prior consent of Beneficiary, any utility easement.

                                    ARTICLE V

         5. Events of Default. If any one or more of the following events (individually, an "Event of Default") shall occur:

         (a) non-payment, when due, of any sums which Borrower is obligated to pay hereunder or under the Loan Agreement continues unremedied for a period of five (5) days after the date such payment is due; or

         (b) failure of Borrower to keep in full force and effect its corporate existence, rights, franchises and privileges, except as provided for in the Loan Agreement; or

         (c) if an Event of Default (as defined in the Loan Agreement) shall have occurred under the Loan Agreement; or

         (d) if any of the representations or warranties made by Borrower in any document, instrument or certificate delivered in connection with the financing of the Property by Borrower proves to be untrue in any material respect; or

         (e) if a default shall have occurred under any Other Indenture and shall be continuing beyond the applicable grace or cure period provided therein; or

         (f) if Borrower shall (i) voluntarily be adjudicated a bankrupt or insolvent, (ii) seek or consent to the appointment of a receiver or trustee for itself or for any portion of the Property, (iii) file a petition seeking relief under the bankruptcy or other similar laws of the United States, any state or any jurisdiction, (iv) make a general assignment for the benefit of creditors, or (v) be unable to pay its debts as they mature; or

         (g) a court shall enter an order, judgment or decree appointing, with the consent of Borrower, a receiver or trustee for it or for any of the Property or approving a petition filed against Borrower which seeks relief under the bankruptcy or other similar laws of the United States, any state or any jurisdiction, and such order, judgment or decree shall remain in force, undischarged or unstayed, sixty (60) days after it is entered; or

         (h) the estate or interest of Borrower in any of the Property shall be levied upon or attached in any proceeding and such estate or interest is about to be sold or transferred or such process shall not be vacated or discharged within fifteen (15) days after such levy or attachment; or

         (i) if Borrower sells, conveys or transfers, voluntarily or otherwise, its interest in the Property without the prior written consent of Beneficiary;

then, in any such event, Trustee or Beneficiary may accelerate the Indebtedness outstanding under this Indenture, and may take such other actions as may be provided under the Loan Agreement, or at law or in equity.

                                   ARTICLE VI

         6.       Remedies in Case of Event of Default.

         6.1. Legal Proceedings and Foreclosure. If an Event of Default shall have occurred, Trustee or Beneficiary may proceed by suit or suits at law or in equity or by any other appropriate remedy to protect and enforce its rights hereunder, whether for the specific performance of any covenant or agreement contained herein, or for an injunction against the violation of any of the terms hereof, or in aid of the exercise of any right, power or remedy available to it, or to enforce the payment of the

Indebtedness under the Loan Agreement, or to foreclose the lien and security interest of this Indenture as against all or any part of the Property and to have all or any part of the Property sold, in any manner permitted by law, under the judgment or decree of a court or courts of competent jurisdiction, or otherwise, and to pursue any other remedy available to it. If Beneficiary proceeds to foreclose the lien of this Indenture, Beneficiary shall have the statutory power of sale if permitted by applicable law. In the event of any such suit or proceeding, Beneficiary and/or Trustee shall comply with any local laws applicable to any such suits or proceedings. Any such suit or proceeding instituted by Trustee shall be brought in its name as Trustee and any recovery or judgement shall be for the benefit of Beneficiary. All costs and expenses (including, without limitation, reasonable attorney's fees and expenses) incurred by Trustee or Beneficiary in connection with any such suit or proceeding, together with interest thereon (to the extent permitted by law) computed at the Default Rate from the date on which such costs or expenses are incurred to the date of payment thereof, shall constitute additional Indebtedness secured by this Indenture and shall be paid by Borrower to Trustee or Beneficiary, as the case may be, on demand.

         6.2. Power of Sale and Procedure. If an Event of Default shall have occurred, Trustee, at Beneficiary's election, may sell or offer for sale the Property in such portions, order and parcels as Beneficiary may determine, with or without having first taken possession of same, to the highest bidder for cash at public auction. In exercising such power of sale, Trustee shall give such notice of hearing as to the commencement of the foreclosure proceedings and shall obtain such findings or leave at court as may then be required by applicable law and shall give such notice of such foreclosure sale and shall advertise the time and place of such sale in such manner as may then be provided by applicable law and shall comply in all respects with all laws applicable to the institution, conduct, and completion of power of sale foreclosures. Such sale shall be made in conformance with the laws of the State in which the Property is located at the courthouse door of the county wherein the Property is situated. All aspects of any power of sale foreclosure commenced by Trustee hereunder shall be accomplished in such manner as permitted or required by State law in existence on the date hereof relating to the sale of real estate and/or relating to the sale of collateral after a default by a debtor, as the same may be amended or supplemented, or by any subsequent laws relating to same. At any such sale (i) whether made under the power herein contained, State law, any other legal requirement or by virtue of any judicial proceeding or any other legal right, remedy or recourse, it shall not be necessary for Trustee to have physically present, or to have constructive possession of, the Property (Borrower hereby covenanting and agreeing to deliver to Trustee any portion of the Property not actually or constructively possessed by Trustee immediately upon demand by Trustee) and the title to and right of possession of any such property shall pass to the purchaser thereof as completely as if the same had been actually present and delivered to such purchaser at such sale, and (ii) the receipt of Trustee or of such other party or officer making the sale shall be a sufficient discharge to the purchaser or purchasers for his or their purchase money and no such purchaser or purchasers, or his or their assigns or personal representatives, shall thereafter be obligated to see to the application of such purchase money or be in any way answerable for any loss, misapplication or non-application thereof.

         6.3. Acceleration of Maturity. If an Event of Default shall have occurred, Beneficiary may declare the entire outstanding Indebtedness under the Loan Agreement, and all other sums secured hereby, to be due and payable immediately, and upon such declaration, such Indebtedness and other sums shall immediately become and be due and payable without demand or notice.

         6.4. Leases. Trustee at the option of Beneficiary is authorized to foreclose this Indenture subject to the rights of any tenants of the Property, and the failure to make any such tenants parties defendant to any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted by Borrower to be, a defense to any proceedings instituted by Trustee and/or Beneficiary to collect the sums secured hereby or to collect any deficiency remaining unpaid after the foreclosure sale of the Property.

         6.5. Suits to Protect the Property. Beneficiary, or Trustee at Beneficiary's election, shall have the power and authority to institute and maintain any suits and proceedings as Beneficiary may deem advisable (a) to prevent any impairment of the Property by any acts which may be unlawful or any violation of this Indenture, (b) to preserve or protect its interest in the Property, and (c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order might impair the security hereunder or be prejudicial to Beneficiary's interest.

         6.6. Discontinuance of Proceedings; Position of Parties Restored. If Beneficiary, or Trustee at Beneficiary's election, shall have proceeded to enforce any right or remedy under this Indenture by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to Beneficiary, then and in every such instance, Borrower and Beneficiary shall, except to the extent modified by such proceedings, be restored to their former positions and rights hereunder, and all rights, powers and remedies of Beneficiary shall continue as if no such proceeding had occurred or had been taken.

         6.7. Borrower to Pay the Indebtedness on Any Default in Payment; Application of Monies by Beneficiary.

         (a) If an Event of Default shall occur as a result of Borrower's failure to pay any amount due under the Loan Agreement or this Indenture, then, upon Beneficiary's demand, Borrower will pay to Beneficiary the whole amount due and payable under the Loan Agreement and all other sums secured hereby. If Borrower shall fail to pay the same forthwith upon such demand, Beneficiary, or Trustee at Beneficiary's election, shall be entitled to sue for and to recover judgment for the whole amount so due and unpaid together with costs and expenses, including the reasonable compensation, expenses and disbursements of Beneficiary's agents, attorneys and other representatives. Beneficiary shall be entitled to sue and recover judgment as aforesaid either before, after or during the pendency of any proceedings for the enforcement of this Indenture, and the right of Beneficiary to recover such judgment shall not be affected by any taking of possession or foreclosure sale hereunder, or by the exercise of any other right, power or remedy for the enforcement of the terms of this Indenture, or the foreclosure of the lien hereof.

         (b) In case of a foreclosure sale of all or any part of the Property and of the application of the proceeds of sale to the payment of the sums secured hereby, Beneficiary shall be entitled to enforce payment of and to receive all amounts then remaining due and unpaid and to recover judgment for any portion thereof remaining unpaid, with interest.

         (c) Borrower hereby agrees, to the extent permitted by law, that no recovery of any such judgment by Beneficiary and no attachment or levy of any execution upon any of the Property or any other property shall in any way affect the lien of this Indenture upon the Property or any part thereof or any lien, rights, powers or remedies of Beneficiary hereunder, but such lien, rights, powers and remedies of Beneficiary hereunder shall continue unimpaired as before.

                                   ARTICLE VII

         7.1. Purchase of the Property by Beneficiary. Beneficiary may be a purchaser of the Property or any part thereof or any interest therein at any sale thereof, whether pursuant to foreclosure, power of sale or otherwise, and may apply the Indebtedness secured hereby to the purchase price.

         7.2. Title Upon Sale; Receipt a Sufficient Discharge to Purchaser. After the occurrence of an Event of Default hereunder, and upon the sale of the Property or any part thereof or any interest therein by Trustee or Beneficiary, whether pursuant to foreclosure, power of sale or otherwise, the purchaser shall acquire good title thereto, free of the lien of this Indenture and free of all rights of redemption, whether statutory, equitable or otherwise, in Borrower to the extent permitted by applicable law. The receipt of the officer making the sale under judicial proceedings or of Trustee or

Beneficiary shall be sufficient discharge to the purchaser for the purchase money, and such purchaser shall not be obligated to see to the application thereof. All occupants of the Property sold or any part thereof shall become tenants at sufferance of the purchaser, and as long as a tenant is not in default under its Lease, the purchaser will not disturb the occupancy of such tenant of the Property during the term of its Lease. It shall not be necessary for the purchaser at any such sale to bring any action for possession to the Property purchased other than statutory action of forcible detainer in any justice court having jurisdiction.

         7.3. Application of Indebtedness Toward Purchase Price. If Beneficiary purchases the Property pursuant to foreclosure, power of sale or otherwise, then Beneficiary may, in lieu of cash, apply all or any portion of the sums due to Beneficiary under the Loan Agreement and this Indenture or any other instrument securing the Indebtedness, to the unpaid balance of the purchase price remaining after payment of any portion of the purchase price required to be paid in cash, and the costs and expenses of the sale, compensation and other charges relating to the sale.

                                  ARTICLE VIII

         8. Waiver of Appraisement, Valuation, Etc. Borrower hereby waives, to the full extent it may lawfully do so, the benefit of all appraisement, valuation, stay, moratorium, exemption from execution, extension and redemption laws now or hereafter in force and all rights of marshaling in the event of the sale of the Property or any part thereof or any interest therein.

                                   ARTICLE IX

         9. Appointment of Receiver. If an Event of Default shall have occurred, Trustee and/or Beneficiary shall, as a matter of right and to the fullest extent permitted by applicable law, be entitled, ex parte and without notice, to the appointment of a receiver or receivers of the Property or any part thereof, whether such receivership be incidental to a proposed sale thereof or otherwise, and Borrower hereby consents to the appointment of such a receiver or receivers and will not oppose any such appointment. The expenses, including receiver's fees, attorney's fees, costs and agent's compensation, incurred pursuant to the powers herein contained shall be secured by this Indenture.

                                    ARTICLE X

         10. Possession, Management and Income. If an Event of Default shall have occurred under this Indenture, Trustee or Beneficiary, without further notice, may enter upon and take possession of the Property or any part thereof, in any manner permitted by law, by reasonable force, summary proceedings, ejectment or otherwise and may remove Borrower and all other Persons and any and all property therefrom, and Trustee or Beneficiary may hold, operate and manage the same, make all necessary or proper repairs, renewals, and replacements, and useful alterations, additions, betterments and improvements thereto and thereon as may seem advisable to either of them, and insure and reinsure the Property as may seem advisable and to either of them, and may receive all earnings, income, rents, issues and proceeds accruing with respect thereto. Any amounts so received by Trustee or Beneficiary shall be applied (a) to pay (i) the expenses of operating the Property and of all maintenance, repairs, renewals, replacements, alterations, additions, betterments, improvements, taxes, assessments, insurance premiums, reasonable compensation for the services of Trustee and all attorneys, advisors, brokers, receivers, agents and other employees engaged or employed by Trustee or Beneficiary and all other costs and expenses of entering a bond and taking possession of and holding the Property, and (ii) any lien prior to the lien of this Indenture which Beneficiary may consider it necessary or desirable to discharge and then (b) in the manner provided in Article XI of this Indenture. If an Event of Default shall have occurred under the Loan Agreement or if the Loan Agreement shall be terminated, all sums so received by Trustee or Beneficiary shall be applied in the manner specified in Article XI of this Indenture.

                                   ARTICLE XI

         11. Application of Proceeds. The proceeds of (a) the operation and management of the Property pursuant to Article X of this Indenture, and (b) any sale of the Property or any interest therein, shall, unless otherwise provided in the Loan Agreement, be applied as follows:

         First: to the costs and expenses of the sale, reasonable attorneys' fees and expenses, Trustee's fees and expenses, court costs, and any other expenses or advances made or incurred in the protection of the rights of Trustee and Beneficiary or in the pursuance of any remedies hereunder;

         Second: to the fullest extent permitted by applicable law, to any lien prior to the lien of this Indenture which Beneficiary may consider it necessary or desirable to discharge;

         Third: to any Indebtedness secured by this Indenture and at the time due and payable (whether by acceleration or otherwise;

         Fourth: to Beneficiary for payment of the Notes outstanding; and

         Fifth: the balance, if any, to Borrower.

                                   ARTICLE XII

         12. Remedies, Etc., Cumulative. Each legal, equitable or contractual right, power or remedy of Trustee and Beneficiary now or hereafter provided herein or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power and remedy, and the exercise or beginning of the exercise by Trustee or Beneficiary of any one or more of such rights, powers and remedies shall not preclude the simultaneous or later exercise of any or all such other rights, powers and remedies.

                                  ARTICLE XIII

         13. No Waiver, Etc. No failure by Trustee or Beneficiary to insist upon the strict performance of any term hereof or to exercise any right, power or remedy consequent upon a breach hereof shall constitute a waiver of any such term or of any such breach. No acceptance of the payment of any sums due under this Indenture or under the Loan Agreement during the continuance of any Default shall constitute a waiver thereof. No waiver of any breach shall affect or alter this Indenture which shall continue in full force and effect with respect to any other then existing or subsequent breach.

                                   ARTICLE XIV

         14. Trustee. (a) All the rights, powers and remedies of Beneficiary hereunder may be exercised by Trustee. Trustee shall not be under any obligation to exercise any trust or power vested in him by this Indenture unless Beneficiary shall have offered Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred by Trustee in compliance herewith. Trustee shall not be liable with respect to any action taken or omitted to be taken by Trustee in accordance with the written directions of Beneficiary, except for Trustee's own bad faith, willful misconduct or negligence. Trustee shall not be required to ascertain or inquire as to the performance or observance of any of the covenants or agreements of Borrower herein, and in the absence of written notice from Borrower or Beneficiary stating that a Default has occurred and specifying the same, Trustee may conclusively assume that no Default exists.

                  (b) Trustee may, with consent of Beneficiary, consult with counsel (which may be counsel for Borrower) and the written advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by him hereunder in good faith and in accordance therewith.

                  (c) Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

                  (d) Any moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law.

                  (e) Beneficiary may, by instrument in writing, filed in the office or offices where this Indenture has been recorded, and at any time or from time to time, and without notice and without specifying any reason therefor, and without applying to any court, remove Trustee and select a successor trustee or trustees in the event of the death, removal, resignation, refusal to act, or inability to act of Trustee or, in its sole discretion, for any reason whatsoever. Trustee so ceasing to act shall duly assign, transfer and deliver any of the property and monies held by such Trustee to the successor appointed in Trustee's place. All powers, rights and duties and authority of Trustee shall thereupon become vested in the successor. The successor shall not be required to give bond or make an oath for the faithful performance of his duties unless required by Beneficiary.

                  (f) Trustee may resign by the giving of notice of such resignation in writing to Beneficiary.

                  (g) If more than one Trustee is appointed under this Indenture, all rights granted to and all powers conferred upon Trustee hereunder may be exercised by both or either of Trustees.

                  (h) All reasonable expenses, charges, counsel fees and other disbursements incurred by Trustee in and about the administration of this Indenture and executed in the performance of its duties and powers hereunder shall be secured by this Indenture.

                                   ARTICLE XV

         15. Right of Trustee or Beneficiary to Perform Covenants, Etc. If Borrower shall fail to make any payment or perform any act required to be made or performed hereunder and such failure shall not be cured within the applicable grace period, if any, Trustee or Beneficiary, without notice to or demand upon Borrower and without waiving or releasing any obligation or Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of Borrower and may enter upon the Property or any part thereof for such purpose and take all such action thereon as, in the opinion of Trustee or Beneficiary, may be necessary or appropriate therefor. All sums so paid by Trustee or

Beneficiary and all costs and expenses (including, without limitation, attorneys' fees and expenses) so incurred shall constitute additional Indebtedness secured by this Indenture and shall be paid by Borrower to Trustee or Beneficiary on demand.

                                   ARTICLE XVI

         16. Certificate as to No Default, Etc.; Information. At any time and from time to time, Borrower will deliver to Beneficiary, promptly upon request, a certificate signed by a duly authorized officer of Borrower stating that, to the best of the signer's knowledge after making due inquiry, there is no Default hereunder, or if any such Default exists to his knowledge, specifying the nature and period of existence thereof and what action Borrower is taking or proposes to take with respect thereto. Borrower will also furnish promptly to Beneficiary, such information with respect to the Property and the Leases as may from time to time be requested.

                                  ARTICLE XVII

         17. Additional Instruments. Borrower, at its expense, will execute, acknowledge, secure and deliver all such instruments and take all such action as Trustee or Beneficiary from time to time may reasonably request for the better assuring of the Property, rights and obligations now or hereafter subjected to the security of this Indenture or intended so to be.

                                  ARTICLE XVIII

         18. Defeasance. This Indenture and the lien created hereby shall terminate after the payment in full of (a) all the Indebtedness and (b) all other sums secured hereby. Upon such termination, and upon surrender of this Indenture for cancellation, Beneficiary shall release, without warranty, the Property then subject to the lien hereof to the Persons entitled thereto. The recitals in any reconveyance executed under this Indenture of any matters of fact shall be conclusive proof of the truthfulness thereof. The grantee in such release may be described as "the person or persons legally entitled thereto". Trustee and/or Beneficiary, at Borrower's expense, shall execute and deliver such instruments of release, satisfaction and termination in proper form for recording or filing, as may be appropriate to evidence the release of (a) the Property from the lien created hereby, and (b) any other security held by Trustee and/or Beneficiary and such satisfaction and termination, and such instruments, when duly executed, recorded and filed, shall conclusively evidence the release, satisfaction and termination of this Indenture.

                                   ARTICLE XIX

         19.      Applicable Law; Severability.

         (a) This Indenture shall be governed by and construed in accordance with the laws of the State.

         (b) All rights, powers and remedies provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable law, and are intended to be limited to the extent necessary so that they will not render this Indenture invalid, unenforceable or not entitled to be recorded, registered or filed under any applicable law. If any term or provision of this Indenture shall be held to be invalid, illegal or unenforceable, the validity of the other terms and provisions hereof shall in no way be affected thereby.

                                   ARTICLE XX

         20. Miscellaneous. This Indenture (a) may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought, and (b) shall be binding upon Borrower, its successors and assigns, and all Persons claiming under or through Borrower or any such successor or assign, and shall inure to the benefit of and be enforceable by Trustee and its successors and Beneficiary and its successors and assigns. The headings in this Indenture are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. All agreements between Borrower and Beneficiary, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the maturity of any payments hereunder or under the Loan Agreement or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to Beneficiary exceed the maximum amount permissible under applicable law. If, in any circumstance whatsoever, interest would otherwise be payable to Beneficiary in excess of the maximum lawful amount, and if in any circumstance Beneficiary shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, and if permitted by applicable law, an amount equal to any excessive interest shall be applied to the reduction of advances under the Loan Agreement and not to the payment of interest, or if such excessive interest exceeds the unpaid advances under the Loan Agreement, such excess shall be refunded to Borrower. All interest paid or agreed to be paid to Beneficiary shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period until payment in full of the principal so that the interest hereon for such full period shall not exceed the maximum amount permitted by applicable law. This paragraph shall control all agreements between Borrower and Beneficiary. This Indenture may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. Portions of the Property consist of goods which are, or are to become, fixtures relating to the Land and Borrower expressly covenants and agrees that the filing of this Indenture in the real estate records of the county where the Property is located shall also operate from the time of filing therein as a financing statement filed as a fixture filing in accordance with Article 9 of the State's Uniform Commercial Code - Secured Transactions.

                                   ARTICLE XXI

         21. Change in Method of Taxation. In the event of the passage, after the date of this Indenture, of any law changing in any way the laws now in force for the taxation of mortgages or debts secured thereby, for state or local purposes, or the operation of any such taxes so as to adversely affect the interest of Beneficiary in the Property, this Indenture or the Loan Agreement, Borrower shall, upon demand, bear and pay the full amount (or any partial amount) requested by Beneficiary, of taxes resulting from such changes hereunder without offset or credit against any other sums due under the Loan Agreement or on the Notes.

                                  ARTICLE XXII

         22. Trustee's Acceptance. Trustee accepts the trust created hereby when this Indenture, duly executed and acknowledged, is made a public record in the State and county where the Property is located, as provided by the laws of the State.

                                  ARTICLE XXIII

         23. No Petition. Trustee and Beneficiary hereby covenant and agree that they will not institute against, or join any Person in instituting against Borrower, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law at any time other than on a date which is at least one
(1) year and one (1) day after the payment in full of the Notes; provided, however, that nothing in this Article shall constitute a waiver of any right to indemnification, reimbursement or other payment from Borrower pursuant to the Loan Agreement.

                                  ARTICLE XXIV

         24. Indenture Secures Future Advances. This Indenture is given to secure not only the amount initially secured by this Indenture, but also such future advances, whether such advances are obligatory or are to be made at the option of Trustee or Beneficiary, or otherwise, as are made within fifteen (15) years from the date hereof, to the same extent as if such future advances were made on the date of the execution of this Indenture. The total amount of Indebtedness presently secured hereby is One Hundred Million Dollars ($100,000,000.00) and the Indebtedness (including present and future obligations) that may be so secured may decrease or increase from time to time, but the total unpaid balance so secured at one time shall not exceed One Hundred Million Dollars ($100,000,000.00). This Indenture secures a revolving line of credit under which Advances may be made, repaid, and reborrowed on a revolving basis as provided for in the Loan Agreement.

                                   ARTICLE XXV

         25. Approval of Legal Description. Borrower has read and does hereby approve the legal description of the Land which Is the subject hereof, as set forth in Exhibit A attached hereto, and hereby indemnifies Trustee and Beneficiary and their attorneys with respect to any liability which might arise as a consequence of any error or omission therein.

                                  ARTICLE XXVI

         26. Loan Agreement. The terms, provisions, conditions, representations and warranties and covenant of the Loan Agreement are incorporated herein by reference. In the event of a conflict between this Indenture and the Loan Agreement, the Loan Agreement shall control. The Loan Agreement contains provisions permitting Borrower to obtain releases of portions of the Property from this Indenture from time to time.

         IN WITNESS WHEREOF, Borrower has caused this Indenture to be executed and attested by its proper officers thereunto duly authorized, as of the day and year first above written and has executed the same in order that this Indenture may qualify as a financing statement under the Uniform Commercial Code of the State as to such of the Property, if any, constitutes personalty.

                                             KOGER EQUITY, INC.,
Attest:                                      a Florida corporation


By:      /s/ W. Lawrence Jenkins             By:    /s/ G. Danny Edwards
   ---------------------------------            ------------------------------
Name:        W. Lawrence Jenkins             Name:      G. Danny Edwards
     -------------------------------              ----------------------------
Its:             Secretary                   Title:     Treasurer
     ------------                                  ---------------------------

                                                   [AFFIX CORPORATE SEAL]

STATE OF   Georgia   :
        -------------
COUNTY OF   Camden   :
         ------------

         I, Dee Price, a Notary Public of the County of Camden, State of Georgia, do hereby certify that W. Lawrence Jenkins, personally appeared before me this day and acknowledged that he/she is the _______ Secretary of KOGER EQUITY, INC., a Florida corporation, and that by authority duly given and as an act of the corporation, the foregoing instrument was signed in its name by its Treasurer, sealed with its corporate seal, and attested by himself/herself as its Secretary.

         Witness my hand and official seal this 29th day of December, 1997.

                                        /s/    Dee Price
                                -------------------------------------
                                Notary Public  Camden County, Georgia
                                My commission expires: Feb. 1, 1999
                                                      ---------------

                                         [NOTARIAL SEAL]

                                    EXHIBIT A

                                    The Land

 [Contained herein is the metes and bounds legal descriptions of the property.]

                                    EXHIBIT B

                             Permitted Encumbrances


        [Documents attached were excerpts as shown in Title Commitment.]